United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 14, 2021

Date of Report (Date of earliest event reported)

Edify Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39899	85-3274503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 7th Avenue, Floor 29 New York, NY	10106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 603-2800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	EACPU	The Nasdaq Capital Market LLC
Common Stock, par value $0.0001 per share	EAC	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	EACPW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 20, 2021, Edify Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 27,600,000 units (the “Units”), each Unit consisting of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”) and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The closing included the full exercise of the underwriter’s over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333- 25177) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 28, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated January 14, 2021 by and between the Company and BMO Capital Markets Corp. and B. Riley Securities, Inc., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 14, 2021, by and among the Company and its officers, directors and the Sponsor, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 14, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●

An Administrative Support Agreement, dated January 14, 2021, by and between the Company and Colbeck Edify Holdings, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.

●	An Indemnity Agreement, dated as of January 14, 2021, by and between the Company, the Sponsor and each of the officers and directors of the Company, a copy of which are attached as Exhibit 10.5 and incorporated herein by reference.

●	A Private Placement Warrants Subscription Agreement, dated January 14, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

As of January 20, 2021, a total of $276,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of January 20, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 5,640,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $5,640,000.

The Private Warrants are identical to the Warrants (as defined below) sold in the IPO except that the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor, the anchor investors or their permitted transferees. Additionally, our Sponsor and anchor investors have agreed not to transfer, assign, or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until the date that is 30 days after the date we complete our initial business combination. Our Sponsor and anchor investors were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of January 20, 2021, a total of $276,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of January20, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On January 14, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01. Other Events

On January 14, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 20, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 14, 2021, by and between the Registrant and BMO Capital Markets Corp. and B. Riley Securities, Inc., as representative of the several underwriters

3.1	Amended & Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated January 14, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated January 14, 2021, by and among the Registrant and its officers, directors and the Sponsor

10.2	Investment Management Trust Agreement, dated January 14, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated January 14, 2021, by and among the Registrant and certain security holders

10.4	Administrative Support Agreement, dated January 14, 2021, by and between the Registrant and the Sponsor

10.5	Indemnity Agreements, each dated as of January 14, 2021, by and between the Registrant and each of the officers and directors of the Registrant

10.6	Private Placement Warrants Subscription Agreement, dated January 14, 2021, by and between the Registrant and the Sponsor

99.1	Press Release, dated January 14, 2021.

99.2	Press Release, dated January 20, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2021

EDIFY ACQUISITION CORP.

By:	/s/ Peter Ma
Name: Peter Ma
Title: Chief Executive Officer